UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                     September 19, 2012 (September 10, 2012)
                Date of Report (Date of earliest event reported)


                            LIBERTY COAL ENERGY CORP.
             (Exact name of registrant as specified in its charter)

          Nevada                         0-54073                 75-3252264
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

99 - 18th Street, Suite 3000, Denver, Colorado                     80202
  (Address of principal executive offices)                       (Zip Code)

                                 (303) 997-3161
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 13, 2012, Liberty Coal Energy Corp. consummated a Securities Purchase Agreement with Asher Enterprises, Inc. The agreement was entered into pursuant to a September 4, 2012 resolution of Company's Board of Directors. The parties agreed that Asher would acquire from Company five promissory notes totaling $37,500.00, due and payable on June 19, 2013 with interest payable at 8%. The Notes are convertible into Common Shares of the Company, for which the Company has reserved 10,500,000 shares.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The disclosure set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On September 10, 2012, the Board of Directors of the Liberty Coal Energy Corp. approved the Liberty Coal Energy Corp. Consultant Compensation Plan, which applies non-employee consultants and officers, directors and employees of the Company. Also on September 10, 2012, the Company made three awards to non-employee consultants pursuant to the Plan. The complete text of the Plan has been filed as Exhibit No. 4.01 to the Company's Registration Statement on Form S-8, as filed with the Securities and Exchange Commission on September 13, 2012, and is incorporated herein by reference. The Board of Directors will be responsible for the administration of this Plan, and will grant awards under this Plan. The following table sets forth the awards of shares made under the to date:

                               Shares to be               Value as of
                                Registered            September 10, 2012
                                ----------            ------------------
Charlotte Bjornson               5,988,000                $189,220.80
Benita Blackthorne               5,988,000                $189,220.80
John Sand                        5,988,000                $189,220.80

See Exhibits 10.1, 10.2 and 10.3 for the Consulting Agreements that the Company entered into with Ms. Bjornson, Ms. Blackthorne and Mr. Sand, respectively, pursuant to which the Company granted shares under the Plan.

The foregoing summary of the Liberty Coal Energy Corp. Consultant Compensation Plan, and the terms of the awards made pursuant to its terms, do not purport to be complete, and are qualified in their entirety by reference to the complete text of the documents.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following exhibits are being filed herewith:

10.1   Consulting Agreement between the Company and Charlotte Bjornson

10.2   Consulting Agreement between the Company and Benita Blackthorne

10.3   Agreement between the Company and John Sand

10.4   Securities  Purchase Agreement between the Company and Asher Enterprises,
       Inc.

10.5   Convertible  Promissory  Note between the Company and Asher  Enterprises,
       Inc.

99.1   Board  of  Directors   Resolution  of  the  Company   relating  to  Asher
       Enterprises, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               LIBERTY COAL ENERGY CORP.


Date: September 19, 2012       By: /s/ Robert T. Malasek
                                   ---------------------------------------------
                                   Chief Financial Officer, Secretary & Director